PRUDENTIAL DEFINED INCOME (“PDI”) VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated April 15, 2016
To
The Current Prospectus

This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the PDI Variable Annuity. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide the Income Growth Rate and Income Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective PDI Prospectus. We also modify your Annuity Prospectus as it relates to the filing of Rate Sheet Prospectus Supplements as follows: “The Income Growth Rate and Income Percentages that are used to determine the Guaranteed Income Amount are disclosed in a prospectus supplement that is filed at least monthly.”

The rates below apply for applications signed between April 15, 2016 and May 14, 2016.

The Income Growth Rate and Income Percentages may be different than those listed below for applicable paperwork signed on or after May 15, 2016.  Also, it is possible for a new Rate Sheet Prospectus Supplement to be filed prior to May 14, 2016, which would supersede this Supplement. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.

Income Growth Rate:

6.00%

Income Percentages

The applicable guaranteed Income Percentage is based on the attained age of the Annuitant (youngest Designated Life for Spousal) as of the date the purchase payment(s) is received in Good Order, according to the following tables listed below:

Age	Single Percentage	Spousal Percentage	Age	Single Percentage	Spousal Percentage
45	3.50%	3.00%	66	6.05%	5.55%
46	3.65%	3.15%	67	6.10%	5.60%
47	3.75%	3.25%	68	6.15%	5.65%
48	3.90%	3.40%	69	6.20%	5.70%
49	4.05%	3.55%	70	6.25%	5.75%
50	4.15%	3.65%	71	6.30%	5.80%
51	4.30%	3.80%	72	6.35%	5.85%
52	4.45%	3.95%	73	6.45%	5.95%
53	4.50%	4.00%	74	6.50%	6.00%
54	4.65%	4.15%	75	6.55%	6.05%
55	4.80%	4.30%	76	6.65%	6.15%
56	4.90%	4.40%	77	6.75%	6.25%
57	5.05%	4.55%	78	6.85%	6.35%
58	5.20%	4.70%	79	6.95%	6.45%
59	5.30%	4.80%	80	7.05%	6.55%
60	5.40%	4.90%	81	7.15%	6.65%
61	5.50%	5.00%	82	7.25%	6.75%
62	5.60%	5.10%	83	7.35%	6.85%
63	5.70%	5.20%	84	7.45%	6.95%
64	5.80%	5.30%	85+	7.55%	7.05%
65	6.00%	5.50%

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FOR ALL CONTRACTS EXCEPT REPLACEMENT CONTRACTS ISSUED IN NEW YORK: In order for you to receive the Income Growth Rate and Income Percentages reflected above, your application must be signed within the time period disclosed above. From the date you sign your application, we must also receive your application in Good Order within 15 calendar days, and the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Subject to the rules stated above, it is important to note that if either (1) the Income Growth Rate; and/or (2) the Income Percentages (collectively the “set of rates”) that we are currently offering on the Issue Date is higher than the set of rates we were offering on the date you signed your application and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your application to the set of rates that we are offering on Issue Date, your contract will be issued with the set of rates that were in effect on the day you signed your application.

FOR REPLACEMENT CONTRACTS ISSUED IN NEW YORK ONLY: If you are applying for this contract as a replacement for an existing life insurance policy or annuity contract, in order for you to receive the Income Growth Rate; and/or the Income Percentages (collectively the “set of rates”)  reflected in this Supplement: (1) your Authorization to Disclose form must be signed within the time period disclosed above; (2)  we must also receive the Authorization to Disclose form within 15 calendar days of the date you sign it; and (3) the replacement process must be complete, you must submit your application and have your contract funded within 85 calendar days from the date you sign the Authorization to Disclose form. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Subject to the rules stated above, it is important to note that if either (1) the Income Growth Rate; and/or (2) the Income Percentage that we are currently offering on either the date you sign your application or the effective date of the benefit is higher than the set of rates we were offering on the date you signed the Authorization to Disclose form and neither the Income Growth Rate nor any Income Percentages have decreased, you will receive the highest set of rates. If any rates have decreased when we compare the set of rates that we were offering on the date you signed the Authorization to Disclose form to the sets of rates we are offering on the date you sign your application and the set of rates we are offering on effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed the Authorization to Disclose form.

TAX EFFICIENT ANNUITY PAYOUT OPTION: The Tax Efficient Annuity Payout Option described in your Prospectus dated April 29, 2016 is currently not available and will not be part of your annuity contract when it is issued.

RTPDI0416